UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 August 10, 2007
                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

          Utah                                          87-0500306

(State or other jurisdiction                (IRS Employer Identification Number)
     of incorporation)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On August 10, 2007, the Company received a Nasdaq Staff Determination letter indicating that the Company fails to comply with Marketplace Rule 4310(c)(14) for continued listing on The Nasdaq Stock Market. Rule 4310(c)(10) requires that a listed company file with Nasdaq all reports and other documents filed or required to be filed with the Securities and Exchange Commission. On August 9, 2007, the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007. However, the Form 10-Q filed by the Company is considered to be incomplete, because the interim financial information in the report had not been reviewed by an independent auditor. The recent resignation of the Company's auditor prevented the Company from engaging a new auditor in time to complete the review in accordance with Statement of Auditing Standards No. 100, as required by Rule 10-01(d) of Regulation S-X. The Company's filing also omitted certifications under the Sarbanes-Oxley Act of 2002 because the auditor's review had not been completed. As a result of this noncompliance, the Company's securities are subject to delisting from The Nasdaq Stock Market.

The Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review the staff determination and to request an extension of time, if necessary, for the Company to obtain an auditor's review and cure the deficiency. The Company's request for a hearing will stay the delisting of the Company's securities pending the hearing and a final determination by the Panel.

The Company's Audit Committee is in discussions with independent public accounting firms and intends to engage a new auditor as soon as possible. The Company will then file an amended Form 10-Q for the period ended June 30, 2007 that includes financial statements that have been reviewed under SAS 100, and the required officer certifications.

As required by Marketplace Rule 4804(b), the Company issued a press release in connection with the foregoing matter on August 14, 2007, a copy of which is attached hereto as Exhibit 99.1. A copy of the Nasdaq Staff Deficiency Letter is attached hereto as Exhibit 99.2.


EXPLANATORY NOTE


The information in Item 7.01 and Exhibit 99.1 is being furnished pursuant to
Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.



Item 7.01. Regulation FD Disclosure

On August 14, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1


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 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                USANA HEALTH SCIENCES, INC.


                              By: /s/ Gilbert A. Fuller, Chief Financial Officer

Date:  August 14, 2007

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